Q3 2021 Investor Presentation October 26, 2021

2 Important Notices and Disclaimers Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws, which reflect our current expectations and beliefs with respect to, among other things, future events and our financial performance. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. This may be especially true given the current COVID-19 pandemic and uncertainty about its continuation. Although we believe that the expectations reflected in such forward-looking statements are reasonable as of the dates made, we cannot give any assurance that such expectations will prove correct and actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ from those in the forward-looking statements are set forth in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 under the sections entitled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors”. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. These statements are often, but not always, made through the use of words or phrases such as “may,” “can,” “should,” “could,” “to be,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “likely,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “target,” “project,” “would” and “outlook,” or the negative version of those words or other similar words or phrases of a future or forward-looking nature. Forward-looking statements appear in a number of places in this presentation and may include statements about business strategy and prospects for growth, operations, ability to pay dividends, competition, regulation and general economic conditions. Non-GAAP Financial Measures In addition to reporting GAAP results, the Company reports non-GAAP financial measures of (i) core net income, (ii) core return on average assets, (iii) return on average tangible common equity, and (iv) core return on average common tangible equity. Our management believes that these non-GAAP financial measures and the information they provide are useful to investors since these measures permit investors to view our performance using the same tools that our management uses to evaluate our performance. While we believe that these non-GAAP financial measures are useful in evaluating our performance, this information should be considered as supplemental in nature and not as a substitute for or superior to the related financial information prepared in accordance with GAAP. Additionally, these non-GAAP financial measures may differ from similar measures presented by other companies. For a reconciliation of the non-GAAP measures we use to the most comparable GAAP measures, see the Appendix to this presentation.

3 Q3 2021 Results Highlights (1) Please refer to non-U.S. GAAP reconciliation in the appendix Operating Results Loans Deposits Capital Asset Quality • Net income of $4.9 million, or $0.58 per diluted share and core net income of $4.0 million (1), or $0.48 per diluted share (1) • ROA of 1.26% and ROAE of 12.03%; Core ROAA of 1.04% (1) and Core ROATCE of 11.15% (1) • Net interest margin of 3.77% • Core efficiency ratio of 60.36% (1) • Loan growth of 6.2% excluding Paycheck Protection Program (PPP) loans from Q2 2021 • Loan portfolio of $1.1 billion, an increase of 4.4% from Q2 2021 • Average yield on loans of 4.92%, compared to 4.96% in Q2 2021 • Loans (excluding PPP loans) / deposits ratio of 84.2%, compared to 80.7% in Q2 2021 • Deposits of $1.3 billion, an increase of 1.8% from Q2 2021 • Average cost of total deposits decreased to 0.31% from 0.35% in Q2 2021 • Noninterest-bearing deposits comprised 28.4% of total deposits • Nonperforming loans to gross loans of 0.29% • Net recoveries of $8,000 or 0.00% of average loans • Allowance for loan losses to gross loans of 1.23% • Announced quarterly dividend of $0.09 per share • Tangible common equity to tangible assets of 10.11% (1) • Tangible book value per share of $17.29 (1) increased from $16.90 (1) in Q2 2021

Overview of Southern States Bancshares, Inc.

- ***Southern States Bancshares (Nasdaq: SSBK)*** was founded in August 2007 by current CEO and Chairman, Steve Whatley, and a group of organizing directors and priced its IPO on August 11, 2021
- Management team with ***200 years of collective experience*** in the banking industry and deep ties to local markets
- History of ***solid growth***, ***top-tier profitability*** and a ***strong credit culture***
- ***Bifurcated growth strategy*** through organic growth and disciplined M&A
- Focused on being a ***dominant bank*** in our smaller markets and a ***competitive player*** in the larger metropolitan areas
- ***Diversified loan portfolio*** complemented by ***low-cost, core funding base***


Legend
Branches (15)
LPO (1)
Huntsville
Birmingham
Anniston
Atlanta
Tuscaloosa
Alabama
Auburn
Columbus
Georgia
Macon
Augusta
Montgomery
Savannah
Mobile
Valdosta
65
59
75
85
20

Q3 '21 Financial Highlights

Assets ($B):	$1.6	YoY Asset Growth:	19.9%	NPLs / Loans:	0.29%	Core Net Income[(1)]($M):	$4.0
Gross Loans ($B):	$1.1	YoY Loan Growth:	14.3%	LLR / Loans:	1.23%	Core ROAA[(1)]:	1.04%
Deposits ($B):	$1.3	YoY Deposit Growth:	20.0%	YTD NCOs / Avg. Loans:	0.00%	NIM:	3.77%
Loans / Deposits[(2)]:	84.2%	YoY Core Deposit Growth:	21.0%	TCE / TA[(1)]:	10.11%	Core Efficiency Ratio[(1)]:	60.36%

Source: S&P Global Market Intelligence; Company Documents
Financial data as of the three months ended 9/30/21 unless otherwise noted
Note: Core Deposits defined as total deposits less jumbo time deposits; jumbo time deposits classified as deposits larger than $250,000
(1) Please refer to non-U.S. GAAP reconciliation in the appendix
(2) Excludes PPP loans

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SOUTHERN STATES BANCSHARES, INC.

5 2007 Our History and Growth Source: S&P Global Market Intelligence; Company Documents Dollars in billions H is to ri ca l H ig hl ig ht s August 2007 Established Anniston, AL headquarters and Opelika, AL Office with $31 million in capital at $10.00 per share May 2012 Acquired Alabama Trust Bank in Sylacauga, AL 2015 Opened offices in Huntsville, AL, Carrollton, GA, and an LPO in Atlanta, GA Acquired Columbus Community Bank in Columbus, GA and opened a second location in Columbus February 2017 Completed $3.4 million local capital raise at $14 per share 2018 Established a full-service banking office in Newnan, GA 2020 through 2021 Hired 4 commercial bankers in Georgia franchise Priced initial public offering Anniston Opelika Anniston Mobile Huntsville Tuscaloosa Dothan Savannah Columbus Birmingham Huntsville Montgomery Mobile Athens Tuscaloosa Albany Dothan Valdosta Montgomery Birmingham 16 20 75 65 65 59 65 65 59 Opelika Anniston Atlanta Total Assets ($B) September 2019 Closed acquisition of Small Town Bank in Wedowee, AL 2016 Opened Auburn, AL office Issued $4.5 million of 10-year subordinated notes Completed $41.2 million capital raise at $14 per share 2021 2 Branches 15 Branches and an LPO Branch LPO 2008 Established a full-service banking office in Birmingham, AL $0.1 $0.2 $0.2 $0.2 $0.3 $0.3 $0.3 $0.5 $0.6 $0.7 $0.9 $1.1 $1.3 $1.6 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 Q3 '21

Robust Market Dynamics Creates Growth Opportunities

Market Highlights

Atlanta, GA

- 9th largest Metro Area in the USA
- Voted 3rd metro area for corporate headquarters
- Ranked 13th Best Places for Business and Careers
- 16 Fortune 500 companies headquartered in Atlanta

Birmingham, AL

- Largest market in Alabama
- One of the lowest costs of living in America
- A top 10 moving destination for new college graduates
- University of Alabama Birmingham serves as an international leader in healthcare

Huntsville, AL

- Voted 3rd best place to live in the country by US News
- Highest concentration of engineers in the US
- A Top 10 best city for jobs in STEM
- Home of the Redstone Arsenal which includes the U.S. Space and Rocket Center, NASA's Marshall Space Flight Center, and the U.S. Army Aviation and Missile Command

Auburn / Opelika, AL

- One of the fastest growing MSAs in the Southeast
- Auburn University contributes $5.6 billion annually and 27,000 jobs to the Alabama economy
- A U.S. city with most job growth per USA Today
- Ranked 4th MSA for migration growth

Columbus, GA

- Fort Benning Military Base
  - U.S. Army Infantry and Armor Training Post
  - Columbus Chamber of Commerce estimates annual economic impact of $4.8 billion
- Major companies headquartered include Aflac and Total Systems Services, Inc.

'21 - '26 Projected Median HHI ($M)


$56.4
$56.7
$69.8
$73.1
$85.7
$67.8
Columbus MSA
Auburn-Opelika MSA
Birmingham MSA
Huntsville MSA
Atlanta MSA
National Average

'21 - '26 Projected Population Growth (%)


1.4%
2.5%
4.6%
4.6%
5.7%
2.9%
Birmingham MSA
Columbus MSA
Auburn-Opelika MSA
Huntsville MSA
Atlanta MSA
National Average

Major Employers

The Home Depot, Alabama Power, UPS, WestRock, KIA, Hyundai, Delta, Altec, Coca-Cola, UAB The University of Alabama at Birmingham, Chick-fil-A, Norfolk Southern, Aflac, Encompass Health

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Source: U.S. Bureau of Labor Statistics; S&P Global Market Intelligence; Forbes; Money.com; Business Facilities; USA Today; Smartasset Financial Technology; US News; Auburn.edu

SOUTHERN STATES BANCSHARES, INC.

7 Loans / Deposits(1)Total Deposits ($M) Total Loans ($M)Total Assets ($M) Balance Sheet Growth Source: S&P Global Market Intelligence; Company Documents (1) Excludes PPP loans PPP Loans PPP Loans $629 $736 $888 $1,095 $1,266 $1,539 $67 $20 2016 2017 2018 2019 2020 Q3 '21 $1,559 $1,333 $520 $622 $776 $951 $1,140 $1,336 2016 2017 2018 2019 2020 Q3 '21 $503 $567 $704 $840 $964 $1,125$67 $20 2016 2017 2018 2019 2020 Q3 '21 $1,145 $1,030 95.5% 90.2% 90.0% 88.1% 85.0% 84.2% 2016 2017 2018 2019 2020 Q3 '21

8 Nonperforming Assets by Type Asset Quality Source: S&P Global Market Intelligence; Company Documents Dollars in millions (1) Excludes PPP loans (2) TDRs reflect COVID-19 relief under the CARES Act and bank regulatory COVID-19 relief in 2020 and 2021 Reserves / Loans(1) NCOs / Avg. Loans $4.8 $3.1 $6.3 $15.4 (0.05%) 0.10% 0.02% 0.57% 0.07% $15.5 0.00% Comprehensive and conservative underwriting process Highly experienced bankers incentivized with equity ownership Commitment to a diverse loan portfolio while maintaining strong asset quality metrics Proactively manage loan concentrations with all collateral types capped at 50% of risk-based capital Hospitality capped in January 2020 Multifamily capped in September 2020 Proactive approach to managing problem credits Legacy Credit Issues: OREO: Shopping Center with three outparcels in Oxford, AL on balance sheet for $7.1 million and an appraised value of $7.6 million OREO: Two-story multi-use facility in Birmingham, AL on balance sheet for $2.9 million and an appraised value of $3.9 million (2) $1.8 $0.5 $3.9 $13.4 $3.4 $3.3 $2.9 $2.1 $1.8 $3.0 $1.8 $2.1 $0.1 $0.5 $0.6 $4.2 $10.2 $10.1 0.4% 0.2% 0.6% 2.5% 1.3% 1.2% 0.0% 0.5% 1.0% 1.5% 2.0% 2.5% 3.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 2016 2017 2018 2019 2020 Q3 '21 Nonaccruals ($mm) TDRs ($mm) OREO ($mm) NPAs / Loans + OREO $20.6 0.99% 1.02% 1.11% 1.11% 1.22% 1.25% 2016 2017 2018 2019 2020 3Q '21

9 Building Shareholder Value Our Strategic Focus Maintain focus on strong, profitable organic growth without compromising our credit quality Expand into new markets by hiring commercial bankers Focus on high growth markets and further scaling our Atlanta franchise Evaluate strategic acquisition opportunities Further grow our core deposit franchise Continue implementing technology to optimize customer service and provide efficient opportunities to scale the business Prudently manage capital between balance sheet growth and return to shareholders

10 Near-Term Outlook Loan balances (excluding the impact of PPP loans) are expected to continue to grow supported by a robust pipeline  As of September 30, 2021, $20.3 million of PPP loans remained outstanding  Loan growth is aided by recent opportunistic commercial banker hirings driven by talent dislocation from bank consolidation in our markets Net interest income is expected to increase incrementally from growth  Net interest margin (excluding the impact of PPP loans) is expected to decrease modestly  Deferred origination fees on PPP loans are expected to continue through 2021 Core noninterest income is expected to remain relatively stable  3Q ’21 reported noninterest income benefited from BOLI death benefits of $742 thousand Quarterly adjusted noninterest expense is expected to increase modestly to reflect ongoing costs associated with public listing Continued strong credit metrics are expected to allow for only modest provision levels Balanced approach to capital deployment with flexibility to support strong organic loan growth trajectory and cash dividend Well-positioned to capitalize on additional accretive acquisition opportunities

Appendix

12 Non-GAAP Financial Measures Reconciliations ($000) September 30, June 30, 2021 2021 Net income $4,921 $3,906 Add: Net OREO write-downs -- -8 Less: BOLI death benefits 742 -- Less: Gain (loss) on securities 189 27 Less: Tax effect (52) (9) Core net income $4,042 $3,880 Average assets $1,548,871 $1,149,372 Core return on average assets 1.04% 1.04% Total stockholders’ equity $174,221 $148,903 Less: Intangible assets 18,428 18,494 Tangible common equity $155,793 $130,409 Core net income $4,042 $3,880 Diluted weighted average shares outstanding 8,467,460 7,810,952 Diluted core earnings per share $0.48 $0.50 Common shares outstanding at period end 9,012,857 7,716,428 Tangible book value per share $17.29 $16.90

13 Non-GAAP Financial Measures Reconciliations ($000) September 30, June 30, 2021 2021 Total assets at end of period $1,559,062 $1,514,436 Less: Intangible assets 18,428 18,494 Adjusted assets at end of period $1,540,634 $1,495,942 Tangible common equity to tangible assets 10.11% 8.72% Total average stockholders’ equity $162,305 $147,483 Less: Average intangible assets 18,470 18,535 Average tangible common equity $143,835 $128,948 Net income to common shareholders $4,921 $3,906 Return on average tangible common equity 13.57% 12.15% Core net income $4,042 $3,880 Core return on average tangible common equity 11.15% 12.07% Net interest income $13,640 $12,893 Add: Noninterest income 2,509 2,045 Less: BOLI death benefits 742 -- Less: Gain (loss) on securities 189 27 Operating revenue $15,218 $14,911 Expenses: Total noninterest expense $9,185 $9,106 Less: Net OREO write-down (gains) -- (8) Adjusted noninterest expenses $9,185 $9,114 Core efficiency ratio 60.36% 61.12%